UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934


January 17, 2007
Date of Report (Date of Earliest Event Reported)


MASTR Asset Backed Securities Trust 2006-HE4
(Exact name of Issuing Entity as specified in its charter)


UBS Real Estate Securities Inc.
(Exact name of Sponsor as specified in its charter)


Mortgage Asset Securitization Transactions, Inc.
(Exact name of Depositor as specified in its charter)




New York              333-130373-15            54-2198284
(State or Other       (Commission              54-2198285
Jurisdiction of        File Number)            54-2198286
Incorporation)                                 54-2198287
                                               54-2198288
                                               54-2198289
                                               54-6725999
                                               (IRS Employer
                                                Identification No.)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)


Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))





Section 8 - Other Events

Item 8.01 - Other Events.


Mortgage Asset Securitization Transactions, Inc. ("MASTR") is pleased to announce that, for the ABS/MBS transactions listed below , monthly credit risk management reports may be viewed at https://reports.clayton.com. The accessible material will be the monthly reports prepared by Clayton Fixed Income Services Inc. ("Clayton") for MASTR for the applicable transactions beginning with the report to be issued on or about January 15, 2007.

Each user will need to register on the Clayton website as a "Public User". To register, please visit https://reports.clayton.com to register for an account. After a user account is created, the password "MABS" will be required to download individual reports for pre-December 2006 transactions.

Should you have any problem accessing such reports please contact the Clayton customer service representatives by emailing Reports@clayton.com or calling 720-947-6947.

Please note that the above referenced reports will be prepared by Clayton for the benefit of MASTR pursuant to a services agreement between Clayton and MASTR. Neither Clayton nor MASTR is required to make such reports available to investors and therefore access may be discontinued at any time. None of MASTR, Clayton or any of their respective affiliates makes any representation or warranty (express or implied) as to the content of such reports, including but not limited to any misstatement or omission therein.

Applicable transactions:

 MABS 2002-NC1
 MABS 2002-OPT1
 MABS 2003-NC1
 MABS 2003-OPT1
 MABS 2003-OPT2
 MABS 2004-FRE1
 MABS 2004-HE1
 MABS 2004-OPT1
 MABS 2004-WMC1
 MABS 2004-WMC2
 MABS 2004-WMC3
 MABS 2005-FRE1
 MABS 2005-HE1
 MABS 2005-HE2
 MABS 2005-NC2
 MABS 2005-OPT1
 MABS 2005-WF1
 MABS 2005-WMC1
 MABS 2006-FRE1
 MABS 2006-FRE2
 MABS 2006-HE1
 MABS 2006-HE2
 MABS 2006-HE3
 MABS 2006-HE4
 MABS 2006-NC1
 MABS 2006-NC2
 MABS 2006-WMC1
 MABS 2006-WMC2
 MABS 2006-WMC3
 MABS 2006-WMC4




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Mortgage Asset Securitization Transactions, Inc.
(Registrant)

By:  Mortgage Asset Securitization Transactions, Inc. as Depositor
By: /s/ Glenn McIntyre
By: Glenn McIntyre as Executive Director
Date: January 19, 2007


By:  Mortgage Asset Securitization Transactions, Inc. as Depositor
By: /s/ Vadim Khoper
By: Vadim Khoper as Associate Director
Date: January 19, 2007